UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

(Mark One)

[X]	REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2003

OR

[_]	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from              to

Commission file number: 0-30863

NETWORK ENGINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	04-3064173
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

25 Dan Road, Canton, MA	02021
(Address of principal executive offices)	(Zip Code)

(781) 332-1000

(Registrant’s telephone number, including area code)

Item 9.	Regulation FD Disclosure (Information furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition”).

On Thursday April 24, 2003, at 4 p.m. CST, Network Engines held an audio webcast to discuss its second quarter 2003 results. The excerpted transcript of the webcast is attached as Exhibit 99.1 to this Current Report on Form 8-K. The webcast may be accessed in its entirety from Network Engines’ home page at www.networkengines.com.

In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under “Item 9. Regulation FD Disclosure” rather than under “Item 12. Disclosure of Results of Operations and Financial Condition.” The information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 1, 2003	NETWORK ENGINES, INC.

By: /s/ Douglas G. Bryant
Douglas G. Bryant Vice President of Administration, Chief Financial Officer, Treasurer and Secretary (Principal Financial Officer and Principal Accounting Officer)

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